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                                                                   EXHIBIT 99(b)

                         NOTICE OF GUARANTEED DELIVERY


                          SAFETY-KLEEN SERVICES, INC.


  OFFER TO EXCHANGE ITS 9 1/4% SENIOR SUBORDINATED NOTES DUE 2008 (GUARANTEED
      BY LAIDLAW ENVIRONMENTAL SERVICES, INC.) WHICH HAVE BEEN REGISTERED
                 UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
   FOR ANY AND ALL ITS OUTSTANDING 9 1/4% SENIOR SUBORDINATED NOTES DUE 2008
              (GUARANTEED BY LAIDLAW ENVIRONMENTAL SERVICES, INC.)


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Safety-Kleen Services, Inc. (formerly known as LES, Inc.) (the
"Company") made pursuant to the Prospectus dated        , 1998 (the
"Prospectus"), if certificates for the outstanding 9 1/4% Senior Notes Due 2008 of the Company (the "Existing Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of Nova Scotia Trust Company of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery, the Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


                                  DELIVERY TO:

               THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
                                 Exchange Agent


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    By Mail, Overnight Courier or Hand:                        By Facsimile:
   The Bank of Nova Scotia Trust Company              (for eligible institutions only)
                of New York                                    (212) 225-5436
       One Liberty Plaza, 23rd Floor
          New York, New York 10006
        Attention: Mr. George Timmes                       Confirm by Telephone:
                                                               (212) 225-5000
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     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Existing Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Procedures for Tendering Existing Notes" section of the Prospectus.
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Principal Amount of Existing Notes
Tendered*

$
----------------------------------------------------

Certificate Nos. (if available):

------------------------------------------------------

Total Principal Amount Represented by
Existing Notes Certificate(s):

$
----------------------------------------------------

If Existing Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Account Number
-----------------------------------

       ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

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                                       PLEASE SIGN HERE

X
 ------------------------------------------------------------   ------------------------------

X
 ------------------------------------------------------------   ------------------------------
      SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY          DATE

Area Code and Telephone Number:
-----------------------------------------------------------------------------------------------
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     Must be signed by the holder(s) of Existing Notes as their name(s)
appear(s) on certificate(s) for Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

---------------
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Existing Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Existing Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three business days after the Expiration Date.

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-----------------------------------------------------  -----------------------------------------------------
                    NAME OF FIRM                                       AUTHORIZED SIGNATURE

-----------------------------------------------------  -----------------------------------------------------
                       ADDRESS                                                 TITLE
-----------------------------------------------------  Name:
                                                       ------------------------------------------------
ZIP CODE                                               (PLEASE TYPE OR PRINT)
Area Code and Tel. No. ------------------------------  Dated:
                                                       ------------------------------------------------
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NOTE: DO NOT SEND CERTIFICATES FOR EXISTING NOTES WITH THIS FORM. CERTIFICATES
FOR EXISTING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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